SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

V. I. TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On December 14, 2004, V.I. Technologies, Inc. (“Vitex” or the “Company”) announced that Tom Higgins, Chief Financial Officer for Vitex has resigned to take a position with another life sciences company. Mr. Higgins will remain in his position at Vitex for approximately the next month.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

99.1	Press Release of V.I. Technologies, Inc. dated December 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V. I. TECHNOLOGIES, INC.

Dated: December 14, 2004

	By:	/s/ Thomas T. Higgins
Thomas T. Higgins
Chief Financial Officer and Executive Vice
President, Operations

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of V.I. Technologies, Inc. dated December 14, 2004.